EXHIBIT 10.7

Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT II, Inc.

The following Revolving Loan Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibits 10.1 to 10.3 to this Form 8-K:

1.	Promissory Note payable to the United States Life Insurance Company in the City of New York in the amount of $6,917,400.00 dated October 22, 2015.

2.	Promissory Note payable to the United States Life Insurance Company in the City of New York in the amount of $4,309,200.00 dated October 22, 2015.

3.	Promissory Note payable to the United States Life Insurance Company in the City of New York in the amount of $764,820.00 dated October 22, 2015.

4.	Promissory Note payable to the United States Life Insurance Company in the City of New York in the amount of $1,300,320.00 dated October 22, 2015.

5.	Promissory Note payable to the United States Life Insurance Company in the City of New York in the amount of $2,290,680.00 dated October 22, 2015.

6.	Promissory Note payable to The Variable Annuity Life Insurance Company in the amount of $13,834,800.00 dated October 22, 2015.

7.	Promissory Note payable to The Variable Annuity Life Insurance Company in the amount of $8,618,400.00 dated October 22, 2015.

8.	Promissory Note payable to The Variable Annuity Life Insurance Company in the amount of $1,529,640.00 dated October 22, 2015.

9.	Promissory Note payable to The Variable Annuity Life Insurance Company in the amount of $4,581,360.00 dated October 22, 2015.

10.	Promissory Note payable to The Variable Annuity Life Insurance Company in the amount of $2,600,640.00 dated October 22, 2015.

11.	Promissory Note payable to American General Life Insurance Company in the amount of $34,147,800.00 dated October 22, 2015.

12.	Promissory Note payable to American General Life Insurance Company in the amount of $21,272,400.00 dated October 22, 2015.

13.	Promissory Note payable to American General Life Insurance Company in the amount of $3,775,540.00 dated October 22, 2015.

14.	Promissory Note payable to American General Life Insurance Company in the amount of $6,419,040.00 dated October 22, 2015.

15.	Promissory Note payable to American General Life Insurance Company in the amount of $11,307,960.00 dated October 22, 2015.

The following First and Second Deeds of Trust have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibits 10.4 and 10.5 to this Form 8-K:

1.
Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated October 22, 2015 between Griffin (Phoenix Beardsley IPC) Essential Asset REIT II, LLC, Griffin (Phoenix Beardsley TRCW) Essential Asset REIT II, LLC and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

2.
Second Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents Securing Guaranty dated October 22, 2015 between Griffin (Phoenix Beardsley IPC) Essential Asset REIT II, LLC, Griffin (Phoenix Beardsley TRCW) Essential Asset REIT II, LLC and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

3.
Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated October 22, 2015 between Griffin (Houston Westgate II) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

4.
Second Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents Securing Guaranty dated October 22, 2015 between Griffin (Houston Westgate II) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

5.
Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated October 22, 2015 between Griffin (Mechanicsburg) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

6.
Second Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents Securing Guaranty dated October 22, 2015 between Griffin (Mechanicsburg) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

7.
Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated October 22, 2015 between Griffin (Columbus) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

8.
Second Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents Securing Guaranty dated October 22, 2015 between Griffin (Columbus) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

9.
Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated October 22, 2015 between Griffin (Las Vegas Grier) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.

10.
Second Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents Securing Guaranty dated October 22, 2015 between Griffin (Las Vegas Grier) Essential Asset REIT II, LLC, and American General Life Insurance Company, The Variable Annuity Life Insurance Company, and the United States Life Insurance Company in the City of New York.